FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 15, 2001
                                                     ------------



                            GREATER COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)





         NEW JERSEY             01-14294        22-2545165

 (State of other           (Commission             (IRS Employer
 jurisdiction of            File No.)              Identification No.)
 incorporation)



         55 UNION BOULEVARD, TOTOWA, NJ                  07512
    (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code: 973-942-1111




         (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

     The Board of Directors amended Article III, Section 2 and 10 of the Bylaws, and adopted amended and restated bylaws effective May 15, 2001 which are being filed as an Exhibit to the Form 8-K.



Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.  The following exhibit is being filed with this Report and is attached hereto:

         3.2        Bylaws of the Company as amended and restated effective
                    May 15, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  GREATER COMMUNITY BANCORP
                                                  (Registrant)




Date: June 11, 2001                               /s/ Naqi A. Naqvi
      -------------                               ---------------------------
                                                  (Signature)

                                                   NAQI A. NAQVI
                                                   VICE PRESIDENT AND TREASURER